EXHIBIT 10.2

                                 SHARE EXCHANGE
                              AND OPTION AGREEMENT



         THIS SHARE EXCHANGE AND OPTION AGREEMENT (this "AGREEMENT") is made and entered into as of this 28h day of May, 2003, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "BDE"), and JOLTID LTD., a British Virgin Islands company formerly known as Blastoise Ltd. ("JOLTID").

                                    RECITALS:

         A. BDE owns 2,295,000 shares of common stock, par value $0.001 per share (the "ALTNET COMMON STOCK"), of ALTNET, INC., a Delaware corporation ("ALTNET"), represented by common stock certificate number 1, and Joltid owns 2,205,000 shares of common stock, par value $0.001 per share, of Altnet, represented by common stock certificate number 2.

         B. BDE desires to purchase from Joltid, and Joltid desires to sell to BDE, 1,102,500 shares of Altnet Common Stock in exchange for the issuance by BDE to Joltid of 7,000,000 shares of common stock, par value $0.001 per share, of BDE (the "BDE COMMON STOCK"), all pursuant to the terms and conditions set forth in this Agreement.

         C. For a purchase price of 1,000,000 shares of BDE Common Stock, BDE desires to purchase from Joltid, and Joltid desires to sell to BDE, an option to purchase up to an additional 1,102,500 shares of Altnet Common Stock in exchange for the issuance by BDE to Joltid of an additional 7,000,000 shares of BDE Common Stock, all pursuant to the terms and conditions set forth in this Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants contained herein, the Parties agree as follows:

         1. PURCHASE AND SALE OF ALTNET SHARES. BDE hereby purchases from Joltid, and Joltid hereby sells to BDE, 1,102,500 shares (the "ALTNET SHARES") of Altnet Common Stock, for the purchase price set forth in Section 2. Concurrently with the execution and delivery of this Agreement, Joltid shall deliver to BDE a stock certificate representing the Altnet Shares, duly endorsed for transfer or accompanied by instruments of transfer and conveyance in form and substance reasonably satisfactory to BDE.

         2. PURCHASE PRICE. In consideration for the Altnet Shares, BDE shall issue to Joltid 7,000,000 newly issued shares (the "BDE SHARES") of BDE Common Stock, which BDE Shares will be issued and delivered to Joltid within ten
(10) business days following the execution and delivery of this Agreement.


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         3.       OPTION TO PURCHASE ADDITIONAL ALTNET COMMON STOCK.

                  3.1      GRANT OF OPTION.  For the purchase price set forth in
SECTION 3.2, Joltid hereby sells and grants to BDE, the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this
SECTION 3, to purchase up to 1,102,500 shares (the "OPTION SHARES") of Altnet Common Stock currently owned by Joltid for an aggregate exercise price per share (the "EXERCISE Price") of 0.1575 newly issued shares of BDE Common Stock, for an aggregate Exercise Price of 7,000,000 shares of BDE Common Stock for all such Option Shares. The shares of BDE Common Stock that comprise the Exercise Price are sometimes referred to herein as the "BDE OPTION SHARES". The number of Option Shares and the Exercise Price shall be subject to adjustment as set forth in SECTIONS 3.5 and 3.6 hereof.

                  3.2 OPTION PURCHASE PRICE. In consideration for the Option, BDE shall issue to Joltid 1,000,000 newly issued shares (the "BDE OPTION PRICE SHARES") of BDE Common Stock, which BDE Option Price Shares will be issued and delivered to Joltid within ten (10) business days following the execution and delivery of this Agreement.

                  3.3 TERM OF OPTION. The Option shall terminate and expire at 5:00 p.m. (Los Angeles Time) on the second anniversary of the date hereof (the "EXPIRATION DATE"). Notwithstanding the foregoing, Joltid shall have the right to terminate the Option, upon fifteen (15) days advance written notice to BDE, if at any time before February 28, 2004, BDE's Common Stock ceases to be registered under Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934.

                  3.4 EXERCISE OF OPTION. The Option may be exercised by BDE on one or more occasions at any time after the date hereof and before the Expiration Date, by delivery of written notice of exercise to Joltid along with payment of the Exercise Price for the number of Option Shares being acquired in connection with such exercise. The Option can be exercised in whole or in part. There is no obligation to exercise the Option. No fractional shares will be issued in payment of the Exercise Price. If on exercise of the Option, a fraction of a share of BDE Common Stock results, BDE will pay the cash value of that fractional share, with the value of any such full share equal to the closing sales price of BDE's Common Stock on the trading day immediately preceding the date of exercise as reported on the American Stock Exchange or such other principal exchange on which the BDE Common Stock is then traded.

                  3.5 ADJUSTMENTS DUE TO CHANGES IN ALTNET COMMON STOCK. The number of Option Shares and the Exercise Price shall be subject to adjustment from time to time as follows:

                           (a)      In the  event  Altnet  should at any time or
from time to time after the date hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Altnet Common Stock or the determination of holders of Altnet Common Stock entitled to receive a dividend or other distribution payable in additional shares of Altnet Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Altnet Common Stock (hereinafter referred to as "ALTNET COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Altnet Common Stock or the Altnet Common Stock Equivalents (including the additional shares of Altnet Common Stock issuable upon conversion or exercise


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thereof),  then,  as  of  such  record  date  (or  the  date  of  such  dividend distribution, split or subdivision if no record date is fixed), the number of Option Shares shall be increased in proportion to such increase in the aggregate number of shares of Altnet Common Stock outstanding and those issuable with respect to such Altnet Common Stock Equivalents and the Exercise Price per share shall be proportionately decreased so that the aggregate Exercise Price shall remain unchanged.

                           (b)      If the  number of  shares  of Altnet  Common
Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Altnet Common Stock, then, following the record date of such combination, the number of Option Shares shall be decreased in proportion to such decrease in the aggregate number of shares of Altnet Common Stock outstanding and the Exercise Price per share shall be proportionately increased so that the aggregate Exercise Price shall remain unchanged.

                           (c)      In case of any capital  reorganization,  any
reclassification of the Altnet Common Stock (other than a change in par value or recapitalization described in clauses (a) or (b) of this SECTION 3.5), or the consolidation of Altnet with, or a sale of substantially all of the assets of Altnet to (which sale is followed by a liquidation or dissolution of Altnet), or merger of Altnet with, another entity, BDE shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of stock or other securities or property of the surviving corporation receivable upon such event by a holder of the number of shares of the Altnet Common Stock which the Option entitles BDE to purchase from Joltid immediately prior to such event; and in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this SECTION 3 with respect to BDE's rights and interests thereafter, to the end that the provisions set forth in this Agreement shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Option.

                  3.6 ADJUSTMENTS DUE TO CHANGES IN BDE COMMON STOCK. The number of BDE Option Shares that comprise the Exercise Price shall be subject to adjustment from time to time as follows:

                           (a)      In the event BDE  should at any time or from
time to time after the date hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of BDE Common Stock or the determination of holders of BDE Common Stock entitled to receive a dividend or other distribution payable in additional shares of BDE Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of BDE Common Stock (hereinafter referred to as "BDE COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of BDE Common Stock or the BDE Common Stock Equivalents (including the additional shares of BDE Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of BDE Option Shares that comprise the Exercise Price shall be increased in proportion to such increase in the aggregate number of shares of BDE Common Stock outstanding and those issuable with respect to such BDE Common Stock Equivalents.

                           (b)      If the number of shares of BDE Common  Stock
outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of BDE


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


Common Stock, then, following the record date of such combination, the number of BDE Option Shares that comprise the Exercise Price shall be decreased in proportion to such decrease in the aggregate number of shares of BDE Common Stock outstanding.

                  3.7 LOCK-UP; LEGEND; CUSTODY. Prior to the Expiration Date, without the prior written consent of BDE, Joltid shall not sell, transfer, assign, pledge, or otherwise dispose of, or enter into any contract or understanding with respect to the sale, transfer, assignment, or other disposition of, the Option Shares or any interest contained therein, except pursuant to an exercise of the Option by BDE. Joltid agrees that each certificate representing Option Shares shall be endorsed with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT RESTRICTING THEIR TRANSFER, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED TO ANY PROSPECTIVE PURCHASERS ON REQUEST. THE AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

         As soon as practicable following the date hereof, Joltid shall deliver to the Secretary of Altnet, stock certificates representing the Option Shares to permit Altnet to endorse such certificates with the legend set forth above. Additionally, Joltid hereby authorizes Altnet to hold such stock certificates in its custody during the term of the Option, and Joltid agrees that it shall not be entitled to physical possession of the stock certificates representing the Option Shares during the term of the Option. Joltid shall be entitled to have the legend referred to above removed and the stock certificates representing the Option Shares, to the extent not acquired by BDE, delivered to Joltid as soon as practicable following the Expiration Date.

                  3.8 TRANSFER OF OPTION. BDE may transfer all or any portion of the Option and its rights under this SECTION 3 to any other person or entity.

                  3.9 INVESTMENT REPRESENTATION LETTER. If requested by BDE, in connection with any exercise of the Option, Joltid shall furnish BDE with an investment letter relating to the BDE Option Shares in form and substance reasonably satisfactory to BDE and its counsel.

         4.       REPRESENTATIONS AND WARRANTIES OF JOLTID.

                  4.1 STATUS. Joltid is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

                  4.2 POWER AND AUTHORITY. Joltid has all requisite power and authority to accept, execute and deliver this Agreement, to transfer and sell the Altnet Shares and Option Shares and to carry out the provisions of this Agreement.

                  4.3 APPROVALS. All action on the part of Joltid, its Board of Directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the


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performance  of all  obligations  of Joltid  hereunder and  thereunder,  and the authorization, sale and delivery of the Altnet Shares, the Option and the Option Shares hereunder have been taken, and this Agreement constitutes valid and legally binding obligations of Joltid, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  4.4 INVESTMENT. Joltid has been advised that the BDE Shares and the BDE Option Price Shares have not been, and the BDE Option Shares, if issued upon exercise of the Option, will not be, registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") nor qualified under any state Blue Sky law, on the ground that no distribution or public offering of the BDE Shares, the BDE Option Price Shares and BDE Option Shares is to be effected, and that in this connection BDE is relying in part on the representations of Joltid set forth in this SECTION 3. Joltid represents that:

                           (a)      INVESTMENT  INTENT.  Joltid is acquiring the
BDE Shares and the BDE Option Price Shares solely for its own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of the BDE Shares and the BDE Option Price Shares. If BDE exercises the Option, Joltid will acquire the BDE Option Shares solely for its own account, for investment purposes only, and with no then present intention of distributing, selling or otherwise disposing of the BDE Option Shares.

                           (b)      ECONOMIC  RISK.  Joltid  is able to bear the
economic risk of an investment in the BDE Shares, BDE Option Price Shares and BDE Option Shares acquired by it or to be acquired by it pursuant to this Agreement and can afford to sustain a total loss on such investment.

                           (c)      SOPHISTICATION. Joltid (i) has a preexisting
business relationship with BDE or its officers and/or directors, and (ii) is an experienced and sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of acquiring the BDE Shares, the BDE Option Price Shares and BDE Option Shares. Joltid has had, during the course of this transaction and prior to its purchase of the BDE Shares and BDE Option Price Shares, the opportunity to ask questions of, and receive answers from, BDE and its management concerning BDE and the terms and conditions of this Agreement. Joltid hereby acknowledges that it has received all such information as it considers necessary for evaluating the risks and merits of acquiring the BDE Shares and BDE Option Price Shares and for verifying the accuracy of any information furnished to it or to which he had access.

                           (d)      ACCREDITED    INVESTOR.    Joltid    is   an
"accredited investor" for purposes of Regulation D promulgated by the Securities and Exchange Commission (the "COMMISSION") under the Securities Act.

                  4.5      TRANSFER   RESTRICTIONS.   Joltid   understands   the
restrictions on resale and transfer of the BDE Shares, the BDE Option Price Shares and BDE Option Shares imposed upon


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Joltid  pursuant to SECTION 5 of this  Agreement,  and will abide by such resale and transfer restrictions.

                  4.6      LEGEND.   Joltid   understands   that  a  legend   in
substantially the following form will be placed on the certificates representing the BDE Shares, BDE Option Price Shares and BDE Option Shares (if any):

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED."

                  4.7 TITLE TO ALTNET SHARES AND OPTION SHARES. Joltid owns beneficially and of record, and has good and marketable title to, the Altnet Shares and the Option Shares, free and clear of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws. Upon delivery of and transfer to Joltid of the BDE Shares in exchange for the Altnet Shares as provided in this Agreement, BDE will acquire good and marketable title to the Altnet Shares, free and clear of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws. Upon delivery of and transfer to Joltid of the BDE Option Shares upon exercise of the Option for Option Shares as provided in this Agreement, BDE will acquire good and marketable title to such Option Shares, free and clear of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws.

         5.       RESTRICTIONS ON TRANSFER.

                  5.1 SECURITIES LAW COMPLIANCE. Joltid hereby agrees that none of the BDE Shares, BDE Option Price Shares or BDE Option Shares (if acquired by Joltid) shall be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of unless and until one of the following events shall have occurred:

                           5.1.1    Such  securities are disposed of pursuant to
and in conformity with an effective registration statement filed with the Commission pursuant to the Securities Act or pursuant to Rule 144 of the Commission thereunder; or

                           5.1.2    BDE shall have received a written opinion of
counsel reasonably acceptable to BDE (which may be counsel for BDE) to the effect that the proposed transfer is exempt from the registration and prospectus delivery requirements of the Securities Act.

         As a further condition to any such disposition and to BDE's obligation to register any such disposition, so long as the legend set forth above will appear on the stock certificate resulting from such transfer, BDE may require, as a condition to such transfer, that the


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contemplated  transferee  furnish  BDE  with an  investment  letter  in form and substance reasonably satisfactory to BDE and its counsel.

                  5.2 LOCK-UP; LEGEND. Without the prior written consent of BDE, Joltid shall not sell, transfer, assign, pledge, or otherwise dispose of, or enter into any contract or understanding with respect to the sale, transfer, assignment, or other disposition of, (i) the BDE Shares or any interest contained therein, and (ii) the BDE Option Shares or any interest contained therein, if acquired by Joltid, in each case in a private placement transaction for a period of one (1) year following the date such BDE Shares or BDE Option Shares, as the case may be, were acquired by Joltid. Additionally, without the prior written consent of BDE, Joltid shall not sell, transfer, assign, or pledge, or enter into any contract or understanding with respect to the sale, transfer, assignment, or pledge, of any of the securities referred to in the immediately preceding sentence, in a private placement transaction to any "Competitor" of BDE at any time from and after the date of this Agreement. For purposes hereof, "Competitor" shall mean any company that operates, either directly or indirectly through an affiliate, and internet service provider, peer-to-peer, or digital content aggregation or distribution business. This
Section 5.2 shall not apply to any public sale by Joltid of any of the securities referred to in this Section. Joltid agrees that each certificate representing BDE Shares and BDE Option Shares (if issued), shall be endorsed with a legend in substantially the form set forth in SECTION 3.7 of this Agreement.

         6. REPRESENTATIONS AND WARRANTIES OF BDE. BDE hereby represents and warrants to Joltid that:

                  6.1 STATUS. BDE is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

                  6.2 POWER. BDE has all requisite power and authority to accept, execute and deliver this Agreement, to issue and sell the BDE Shares and to carry out the provisions of this Agreement.

                  6.3 APPROVALS. All action on the part of BDE, its Board of Directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of BDE hereunder and thereunder, and the authorization, issuance, sale and delivery of the BDE Shares, the BDE Option Price Shares and the BDE Option Shares hereunder have been taken, and this Agreement constitutes valid and legally binding obligations of BDE, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  6.4 EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject to the accuracy of Joltid's representations in SECTION 4, the sale of the BDE Shares, the BDE Option Price Shares and the BDE Option Shares will not require registration under the Securities Act or any applicable state securities law. The BDE Shares, the BDE Option Price Shares and the BDE Option Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully-paid and non-assessable shares of BDE Common Stock,


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free of all liens,  claims,  encumbrances,  preemptive  rights,  rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws or this Agreement.

                  6.5 SEC DOCUMENTS. BDE has made available to Joltid true and complete copies of BDE's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 and each report, proxy statement or registration statement filed by BDE with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act since the filing of such Annual Report through the date hereof (collectively such documents are referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the Commission promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of BDE included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of BDE as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments).

         7. INFORMATION RIGHTS. For so long as Joltid holds at least 5,000,000 shares (as adjusted for stock splits, reverse stock splits, and similar adjustments) of Common Stock of BDE, BDE shall:

                  7.1 Furnish to Joltid, no later than fifty days after the end of each fiscal quarter of BDE (except the last quarter of BDE's fiscal year), unaudited consolidated financial statements, including a consolidated balance sheet as of the end of such fiscal quarter, a consolidated statement of income and a consolidated statement of cash flows for such quarter and the current fiscal year to date, such financial statements to be prepared in accordance with GAAP consistently applied (with the exception of footnotes);

                  7.2 Furnish to Joltid, no later than one hundred five days after the end of each fiscal year of BDE, audited consolidated financial statements, including a consolidated balance sheet as of the end of such fiscal year, a consolidated statement of income and a consolidated statement of cash flows for such year, all prepared in accordance with GAAP consistently applied; and

                  7.3 Further to Joltid, as soon as practicable following their preparation and finalization, minutes of all meetings of the full Board of Directors of BDE; provided, however, that BDE shall have the right to redact from such minutes any discussion, resolution, or description of any action by
the  Board  (i)  involving  Joltid  or  any  of  its  officers,   directors,  or


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stockholders,  or (ii) any information that BDE desires to remain subject to the
Attorney-Client Privilege against discovery by third parties.

         Joltid agrees that so long as BDE publicly files annual and quarterly reports with the Commission, BDE shall have satisfied its obligations to provide the financial statements referred to in SECTIONS 7.1 and 7.2 to Joltid by publicly filing them with the Commission on or before the dates such reports are required to be provided to Joltid. Presently, such reports can be accessed online at the Commissions website at www.sec.gov. Further, it shall be a condition to BDE's obligations to provide the financial statements referred to in SECTIONS 7.1 and 7.2 and the minutes referred to in SECTION 7.3 that Joltid execute a confidentiality agreement acceptable to BDE which prevents the unauthorized disclosure or use of confidential information included in such financial statements or minutes.

         8.       MISCELLANEOUS.

                  8.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties in respect of its subject matters and supersedes all prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

                  8.2 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed as original but all of which together shall constitute one and the same instrument.

                  8.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

                  8.4 SUBMISSION TO JURISDICTION; VENUE. The Parties hereto expressly acknowledge and agree that the exclusive forum for the resolution of disputes hereunder shall be the courts located in Sydney, Australia, and waive any objection thereto on the basis of personal jurisdiction or venue.

                  8.5 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

                  8.6 EXPENSES. Each party shall bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereunder including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.


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         IN WITNESS  WHEREOF,  this  Agreement  has been executed by the parties with the intent that it be effective as of the date first above written.

                             BRILLIANT DIGITAL ENTERTAINMENT, INC.
                             a Delaware corporation

                             By:        /S/ KEVIN BERMEISTER
                                      -----------------------------------
                                      Kevin Bermeister
                             Its:     Chief Executive Officer


                             JOLTID LTD.,
                             a British Virgin Islands corporation


                             By:      Insinger Secretaries (Jersey) Limited
                             Its:     Secretary

                                      By:        /S/ MICHELLE MCNANEY
                                               --------------------------
                                               Michelle McNaney
                                      Its:     Authorized Signatory


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